Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas W. Richardson, Chief Financial Officer of Rolfe Enterprises, Inc., hereby certify that the Form 8-K/A of Rolfe Enterprises, Inc. amending the Current Report on Form 8-K/A dated December 19, 2003 (with respect to the date of event on December 4, 2003) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Rolfe Enterprises, Inc.

/s/ Thomas W. Richardson
------------------------
Name: Thomas W. Richardson

Date: April 8, 2004

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the report described herein nor shall it be deemed filed by Rolfe Enterprises, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of the written statement required by Section 906 has been provided to Rolfe Enterprises, Inc. and will be retained by Rolfe Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.